UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

Eldorado Resorts, Inc.

(Exact Name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 17, 2019, (i) Eldorado Resorts, Inc., a Nevada corporation, and its wholly-owned subsidiaries MTR Gaming Group, Inc., a Delaware corporation (“MTR”), and Isle of Capri Casinos LLC, a Delaware limited liability company (“IOC” and together with MTR, the “Sellers”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Century Casinos, Inc., a Delaware corporation (“Century”), and VICI Properties L.P., a Delaware limited partnership (“PropCo” and together with Century, collectively, the “Acquirors”), and (ii) MTR, IOC and PropCo entered into a Real Estate Purchase Agreement (the “Real Estate Purchase Agreement” and together with the Equity Purchase Agreement, the “Transaction Agreements”), pursuant to which (A) PropCo would purchase for approximately $278 million the real property relating to Lady Luck Casino Caruthersville, Isle Casino Cape Girardeau and Mountaineer Casino, Racetrack & Resort and (B) immediately thereafter, Century would purchase for approximately $107 million all of the outstanding equity interests in Mountaineer Park, Inc., a West Virginia corporation, IOC-Caruthersville, LLC, a Missouri limited liability company, and IOC-Cape Girardeau LLC, a Missouri limited liability company, for aggregate consideration of $385 million (the “Sale”).

On December 6, 2019, the Sale was consummated in accordance with the terms of the Transaction Agreements.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma condensed combined financial statements giving effect to the Sale are attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2019

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 6, 2019, of Eldorado Resorts, Inc. announcing completion of sale.

99.2

Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 and unaudited pro forma condensed combined balance sheet as of September 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC.

Date: December 10, 2019	By:	/s/ Thomas R. Reeg
	Name:	Thomas R. Reeg
	Title:	Chief Executive Officer